UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 20, 2002	Commission File No. 1-12785

NATIONWIDE FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	31-1486870 (I.R.S. Employer Identification No.)

One Nationwide Plaza
Columbus, Ohio 43215
(614) 249-7111
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)

Item 5.    Other Events.

The attached Exhibit 99.1 provides the transition disclosures required by Statement of Financial Accounting Standards No. 142 Goodwill and Other Intangible Assets.

The attached Exhibit 99.2 provides the Nationwide Financial Services, Inc. and Subsidiaries Consolidated Financial Statements (with Independent Auditors’ Report Thereon) as revised to reflect discontinued operations as a result of the transactions we announced on Form 8-K on May 22, 2002.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit 23.1	Consent of KPMG LLP (Independent Auditors)

Exhibit 99.1	Nationwide Financial Services, Inc. Transitional Disclosures required by Statement of Financial Accounting Standards No. 142 Goodwill and Other Intangible Assets

Exhibit 99.2	Nationwide Financial Services, Inc. and Subsidiaries Consolidated Financial Statements (with Independent Auditors’ Report Thereon)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE FINANCIAL SERVICES, INC. (Registrant)

/s/ Mark R. Thresher
Mark R. Thresher, Senior Vice President—Finance (Chief Accounting Officer)
Date: June 20, 2002